UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2018

Central Index Key Number of the issuing entity: 0001729832

Wells Fargo Commercial Mortgage Trust 2018-C43

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001722518

BSPRT Finance, LLC

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-23	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 27, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass-Through Certificates, Series 2018-C43 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the Vertical RR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about March 27, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty-three (63) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans were acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 12, 2018, between the Registrant and Barclays; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 12, 2018, between the Registrant and Wells Fargo; certain of the Mortgage Loans were acquired by the Registrant from BSPRT Finance, LLC (“BSPRT Finance”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 12, 2018, between the Registrant, BSPRT Finance and Benefit Street Partners Realty Trust, Inc.; certain of the Mortgage Loans were acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 12, 2018, between the Registrant and C-III; and certain of the Mortgage Loans were acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of March 12, 2018, between the Registrant and Rialto.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Moffett Towers II – Building 2	Exhibit 99.9	N/A
Airport Business Center	Exhibit 99.10	(1)
The SoCal Portfolio	Exhibit 99.11	Exhibit 99.6
Houston Distribution Center	Exhibit 99.12	Exhibit 99.7
Apple Campus 3	Exhibit 99.13	Exhibit 99.8

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 12, 2018, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of March 12, 2018, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the transfer of the Vertical RR Interest by the Registrant to Wells Fargo and Barclays (in such capacity, the “Retaining Parties”), pursuant to an Vertical RR Interest Transfer Agreement, dated as of March 13, 2018, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the Vertical RR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining 63.58% of the Vertical RR Interest. The remaining portion of the Vertical RR Interest, 36.42%, is to be retained by Barclays Bank, PLC as an “eligible originator” under the Credit Risk Retention Rules. In addition, the Retaining Sponsor will satisfy the remaining portion of its credit risk retention obligations by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P., acting as a third-party purchaser under the Credit Risk Retention Rules, of the Class E, Class F and Class G Certificates (the “Horizontal RR Certificates”).

The Vertical RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 2.35% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the Vertical RR Interest. The Horizontal RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the Horizontal RR Certificates is equal to approximately $20,066,514 (excluding accrued interest), representing approximately 2.72% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the Horizontal RR Certificates was determined by multiplying (i) the weighted average of the actual sales prices of the Horizontal RR Certificates, by (ii) $49,373,433, which is the initial balance of the Horizontal RR Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Credit Risk Retention Rules is equal to approximately $19,567,838 (excluding accrued interest), representing 2.65% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $36,920,449, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Prospectus, dated March 13, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 13, 2018 and filed with the Securities and Exchange Commission March 27, 2018. In

connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $629,633,000, on March 27, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,771,695, were approximately $671,366,801. Of the expenses paid by the Registrant, approximately $122,500 were paid directly to affiliates of the Registrant, $1,062,042 in the form of fees were paid to the Underwriters, $881,584 were paid to or for the Underwriters and $3,705,569 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $75,838,433, and transferred to the Retaining Parties the Vertical RR Interest, having a certificate balance of $16,977,551.15, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated March 27, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated March 27, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 13, 2018.
99.1	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.
99.2	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and BSPRT Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.4	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.
99.5	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.6	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trustee, National Association, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2018-B2, Commercial Mortgage Pass-Through Certificates, Series 2018-B2.
99.7	Pooling and Servicing Agreement, dated as of February 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8.

99.8	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10.
99.9	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Barclays Bank PLC, as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.10	Agreement Between Note Holders, dated as of March 27, 2018, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, relating to the Airport Business Center Whole Loan.
99.11	Agreement Between Note Holders, dated as of February 28, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1-4 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, and Barclays Bank PLC, as Initial Note A-2-2 Holder, relating to the SoCal Portfolio Whole Loan.
99.12	Agreement Between Note Holders, dated as of February 27, 2018, by and between Société Générale, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Houston Distribution Center Whole Loan.
99.13	Co-Lender Agreement, dated as of February 13, 2018, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-5 Holder, relating to the Apple Campus 3 Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Matthew Orrino
	Name:	Matthew Orrino
	Title:	Director

Dated: March 27, 2018

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated March 27, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated March 27, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 13, 2018.
99.1	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC.
99.2	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and BSPRT Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.4	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.
99.5	Mortgage Loan Purchase Agreement, dated as of March 12, 2018, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.6	Pooling and Servicing Agreement, dated as of March 1, 2018, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trustee, National Association, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2018-B2, Commercial Mortgage Pass-Through Certificates, Series 2018-B2.
99.7	Pooling and Servicing Agreement, dated as of February 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8.

99.8	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10.
99.9	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Barclays Bank PLC, as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.10	Agreement Between Note Holders, dated as of March 27, 2018, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, relating to the Airport Business Center Whole Loan.
99.11	Agreement Between Note Holders, dated as of February 28, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-3 Holder, Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1-4 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, and Barclays Bank PLC, as Initial Note A-2-2 Holder, relating to the SoCal Portfolio Whole Loan.
99.12	Agreement Between Note Holders, dated as of February 27, 2018, by and between Société Générale, as Initial Note A-1 Holder and Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Houston Distribution Center Whole Loan.
99.13	Co-Lender Agreement, dated as of February 13, 2018, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-5 Holder, relating to the Apple Campus 3 Whole Loan.